UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ALKERMES PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on May 27, 2015 at Connaught House, 1 Burlington Road, Dublin 4, Ireland at 12:00 P.M., Irish Standard Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and our Irish Statutory Accounts, including related reports, are available at: http://www.viewproxy.com/alkermes/2015 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 18, 2015 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL GENERAL MEETING AND VOTE IN PERSON. The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Proxy materials for this Annual General Meeting and future meetings may be requested by one of the following methods: INTERNET To view your proxy materials online, go to http://www.viewproxy.com/alkermes/2015. Have the 11 digit control number available when you access the website and follow the instructions. TELEPHONE Call 1-877-777-2857 TOLL FREE requests@viewproxy.com * If requesting proxy materials by e-mail, please send a blank e-mail with Alkermes plc and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials. You must use the 11 digit control number located in the box below. E-MAIL CONTROL NO. To the Shareholders of ALKERMES plc: Notice is hereby given that the Annual General Meeting of Shareholders of Alkermes plc (the “Company”) will be held on May 27, 2015 at Connaught House, 1 Burlington Road, Dublin 4, Ireland at 12:00 P.M., Irish Standard Time for the following purposes: 1. Election of Directors 01 Floyd E. Bloom, 02 Nancy J. Wysenski 2. To hold a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. 3. To authorize holding the 2016 Annual General Meeting of Shareholders of the Company at a location outside of Ireland. 4. To appoint PricewaterhouseCoopers LLP as the independent accounting firm of the Company and to authorize the Audit and Risk Committee of the Board of Directors to set the accounting firm’s remuneration. The Board of Directors of the Company recommends a vote FOR both director nominees named in Proposal 1 and FOR Proposals 2, 3 and 4 as ordinary resolutions. Note: In their discretion, the named proxies are authorized to vote on any other business that is properly presented at the Annual General Meeting or any adjournment thereof.

ALKERMES plc Connaught House 1 Burlington Road Dublin 4, Ireland The following proxy materials are available for you to review at: http://www.viewproxy.com/alkermes/2015 • Notice & Proxy Statement, • our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and • our Irish Statutory Accounts, including related reports. To obtain directions to attend the Annual General Meeting of Shareholders, please contact our Investor Relations department at financial@alkermes.com. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Proxy Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. If you wish to appoint as proxy any other person, please contact the Company Secretary. Internet and telephone voting is available through May 26, 2015 at 4:59 A.M., Irish Standard Time (May 25, 2015 at 11:59 P.M., United States Eastern Daylight Time), and any votes submitted by mail must be received by the Company by this time. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://www.viewproxy.com/alkermes/2015 or By e-mail at requests@viewproxy.com Please include Alkermes plc and your control number in the subject line of your e-mail.